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                                    KEYCORP                           EXHIBIT 21
                               ORGANIZATION CHART
                                  SUBSIDIARIES



NAME                                                             DOMICILE              PARENT              % OWNERSHIP

1.         A.T.-Sentinel, Inc.                                     DE                  SNB                     100%

2.         American Advisers, Inc.                                 OH                  SAMI                    100%

3.         Ameritrust Company                                      OH                  KEYCORP                 100%

4.         AT Acceptance Corporation                               OH                  KEYCORP                 100%

5.         AT Financial Corporation                                OH                  KEYCORP                 100%

6.         AT Management Co.                                       DE                  KEYCORP                 100%

7.         Bar T Bar Fiduciary Holding Company                     AZ                  SNB                     100%

8.         Beechnut Development Company                            WA                  KEYCORP                 100%

9.         Belgate Investors Limited Partnership                   WA                  RSDC                    100%

10.        Black & Warr Insurance Agency, Inc.                     ID                  GEM                     100%

11.        Boulevard, Inc.                                         ID                  KB, ID                  100%

12.        CFS One, Inc.                                           AL                  KEYCORP                 100%

13.        Citizens Banking Company                                IN                  KEYCORP                 100%
           (acq. 12/13/94, will be merged into SNB,IN
           3/13/95)

14.        Commercial Agency, Inc.                                 CO                  KB,CO                   100%

15.        Commercial Building Corporation                         UT                  KB,UT                   100%

16.        Electronic Payment Services, Inc.                       DE                  KEYCORP                7.02%

17.        Emgee Coal Company, The                                 OH                  SNB                     100%

18.        First Appraisal Services Corporation                    FL                  SFFSB                   100%

19.        Gem State Properties Corporation                        ID                  KB, ID                  100%


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
<Caption)

NAME                                                              DOMICILE              PARENT                %OWNERSHIP

20.          Goldome Mortgage Investment Corp.                       NY                  KMI                     100%

21.          GRCC Mid-Hudson Hotel Corp.                             NY                  KMI                     100%

22.          INDORE Corporation                                      IN                  SNB,IN                  100%

23.          Interstate Financial Corporation                        OH                  KEYCORP                 100%

24.          Investco                                                WY                  KBS, WY                 100%

25.          KBID Leasing Corporation                                ID                  KB, ID                  100%

26.          KBNY Leasing                                            NY                  KB, NY                  100%

27.          KBWA Leasing Corporation                                WA                  KB,WA                   100%

28.          KBWA Services, Inc.                                     WA                  KB,WA                   100%

29.          Key Agricultural Credit Corporation                     WY                  KB,WY                   100%

30.          Key Bancorp of New Hampshire Inc.                       NH                  KEYCORP                 100%

31.          Key Bancshares of Alaska, Inc.                          AK                  KEYCORP                 100%

32.          Key Bancshares of Idaho Inc.                            ID                  KEYCORP                 100%

33.          Key Bancshares of Maine Inc.                            ME                  KEYCORP                 100%

34.          Key Bancshares of New York, Inc.                        NY                  KEYCORP                 100%

35.          Key Bancshares of Utah Inc.                             UT                  KEYCORP                 100%

36.          Key Bancshares of Washington, Inc.                      WA                  KEYCORP                 100%

37.          Key Bancshares of Wyoming                               WY                  KEYCORP                 100%

38.          Key Bank Life Insurance, Ltd.                           AZ                  KEYCORP                 100%

39.          Key Bank of Alaska                                      AK                  KBS, AK                 100%

40.          Key Bank of Colorado                                    CO                  KEYCORP                 100%

41.          Key Bank of Idaho                                       ID                  KBS, ID                 100%

42.          Key Bank of Maine                                       ME                  KBS, ME                 100%

43.          Key Bank of New York                                    NY                  KBS, NY                 100%




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

NAME                                                                    DOMICILE               PARENT               % OWNERSHIP

44.                Key Bank of Oregon                                      OR                  KBS, AK                 100%

45.                Key Bank of Utah                                        UT                  KBS, UT                 100%

46.                Key Bank of Washington                                  WA                  KBS, WA                 100%

47.                Key Bank of Wyoming                                     WY                  KBS, WY                 100%

48.                Key Bank USA N.A.                                       U.S.                KBS, NY                 100%

49.                Key Brokerage Company Inc.                              NY                  KB, USA                 100%

50.                Key Capital Corporation                                 OH                  KEYCORP                 100%

51.                Key Clearing Corp.                                      OH                  KAMHI                   100%

52.                Key Community Development Corporation                   OH                  KEYCORP                 100%

53.                Key Equity Capital Corporation                          OH                  SNB                     100%

54.                Key Financial Services, Inc.                            NY                  KB, NY                  100%

55.                Key Lease, Inc. of Ohio                                 OH                  SNB                     100%

56.                Key Savings Bank                                        WA                  KBS, WA                 100%

57.                Key Services Corporation                                NY                  KBS, NY                 100%

58.                Key Trust Company                                       NY                  KBS, NY                 100%

59.                Key Trust Company of Alaska                             AK                  KB, AK                  100%

60.                Key Trust Company of Indiana, National Association      US                  SNB, IN                 100%
                   (incorporated 12/31/94)

61.                Key Trust Company of Ohio, National Association         US                  SNB                     100%
                   (incorporated 12/31/94)

62.                Key Trust Company of the West                           WY                  KBS, WY                 100%

63.                Key Trust Company of Maine                              ME                  KBS, ME                 100%

64.                Key Trust Company of the Northwest                      WA                  KEYCORP                 100%

65.                KeyCorp                                                 NY                  KBS, NY                 100%

66.                KeyCorp                                                 OH                  Parent                  100%

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

NAME                                                                    DOMICILE               PARENT              % OWNERSHIP

67.                KeyCorp Asset Management Holdings, Inc.                 OH                  SAMI                    100%

68.                KeyCorp Aviation Company                                DE                  KEYCORP                 100%

69.                KeyCorp Financial Services Inc.                         OH                  KEYCORP                 100%

70.                KeyCorp Insurance Agency, Inc.                          NY                  KB, USA                 100%

71.                KeyCorp Insurance Agency (Idaho), Inc.                  ID                  KB, USA                 100%

72.                KeyCorp Insurance Agency (Maine), Inc.                  ME                  KB, USA                 100%

73.                KeyCorp Insurance Agency (Wyoming), Inc.                WY                  KB, USA                 100%

74.                KeyCorp Insurance Company, Ltd.                         Bermuda             KEYCORP                 100%

75.                KeyCorp Leasing Ltd.                                    DE                  KB, USA                 100%

76.                KeyCorp Management Company                              OH                  KEYCORP                 100%

77.                KeyCorp Mortgage Inc.                                   MD                  KB, NY                  100%

78.                KeyCorp Network Holdings, Inc.                          OR                  KEYCORP                 100%

79.                KeyCorp Network Holdings Inc.
                   (incorporated 12/8/94)                                  DE                  KEYCORP                 100%

80.                KeyCorp Shareholder Services, Inc.                      DE                  SNB                     100%

81.                KLIHTC Corp.                                            NY                  KB, NY                  100%

82.                Michigan Shared Properties Company                      OH                  SNB                     100%

83.                Midwest Power Company                                   OH                  KEYCORP                 100%

84.                Millennium Asset Holding Corp.                          NY                  KB, NY                  100%

85.                Money Station, Inc.                                     OH                  KEYCORP                13.95%

86.                National Financial Services Corporation                 OH                  KEYCORP                 100%

87.                NCB Properties, Inc.                                    NY                  KBS, NY                 100%

88.                Niagara Asset Management Corp.                          NY                  KB, NY                  100%

89.                Niagara Portfolio Management Corp.                      TX                  KB, NY                  100%

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
NAME                                                         DOMICILE            PARENT                % OWNERSHIP

90.   OREO Corp.                                              OH                  SNB                     100%

91.   P.B. Participation                                      OR                  KEYCORP                 100%

92.   P.S.M. Financial Management Corp.                       WA                  KSB                     100%

93.   PacWest Building Corp.                                  OR                  KEYCORP                 100%

94.   Platinum Springs Corporation                            MD                  KB, NY                  100%

95.   Puget Sound Mortgage Servicing Corporation              WA                  KSB                     100%

96.   Puget Sound Plaza, Inc.                                 WA                  KB, WA                  100%

97.   Puget Sound Securities, Inc.                            WA                  KSB                     100%

98.   Royal Skies Development Company                         WA                  KB, WA                  100%

99.   St. Joseph Insurance Agency, Inc.                       IN                  KEYCORP                 100%

100.  Schaenen Wood & Associates, Inc.                        NY                  KAMHI                   100%

101.  Second Street Community Urban Redevelopment             OH                  SNB                     100%
      Corporation

102.  Security Capital Leasing, Inc.                          KY                  KEYCORP                 100%

103.  SELCO Service Corporation                               OH                  SNB                     100%

104.  Society Asset Management, Inc.                          OH                  KAMHI                   100%

105.  Society Bancorp of Michigan, Inc.                       MI                  KEYCORP                 100%

106.  Society Bank, Michigan                                  MI                  SBC, MI                 100%

107.  Society Corporation                                     OH                  KEYCORP                 100%

108.  Society Equipment Leasing Company                       OH                  KEYCORP                 100%

109.  Society Equipment Leasing Corporation                   OH                  SNB                     100%

110.  Society First Federal Savings Bank                      U.S.                KEYCORP                 100%

111.  Society Foundation (non-profit)                         OH                  N/A                     N/A

112.  Society Funding Corporation                             OH                  SELCORP                 100%



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
NAME                                                DOMICILE            PARENT                % OWNERSHIP

113.  Society Investments, Inc.                      OH                  SNB                     100%

114.  Society National Bank                          U.S.                KEYCORP                 100%

115.  Society National Bank, Indiana                 U.S.                KEYCORP                 100%

116.  Society National Trust Company                 U.S.                KEYCORP                 100%

117.  Society Trust Company of New York              NY                  KEYCORP                 100%

118.  Spears Benzak Salomon & Farrell                NY                  KAMHI                   100%
      (tent. acq. date is 3/95)

119.  State Financial Services, Inc.                 OH                  SNB                     100%

120.  Summit Street Properties, Inc.                 OH                  SNB                     100%

121.  Summitt International Sales, Inc.              Virgin Islands      SNB                     100%

122.  Swans Island Salmon, Ltd.                      ME                  KB, ME                  100%

123.  TCIS, Inc.                                     OH                  KEYCORP                 100%

124.  Trustcorp Financing Services, Inc.             OH                  KEYCORP                 100%

125.  Virginia Stone Corporation                     VA                  KB, NY                  100%

126.  Washington Mortgage Corporation                WA                  KBS, WA                 100%




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1.          SNB             Society National Bank

2.          SNB, IN         Society National Bank, Indiana

3.          KB, CO          Key Bank of Colorado

4.          KB, NY          Key Bank of New York

5.          KB, UT          Key Bank of Utah

6.          KB, ID          Key Bank of Idaho

7.          KB, ME          Key Bank of Maine

8.          KB, WY          Key Bank of Wyoming

9.          KB, AK          Key Bank of Alaska

10.         KB, USA         Key Bank USA N.A.

11.         KSB             Key Savings Bank

12.         SFFSB           Society First Federal Savings Bank

13.         KBS, NY         Key Bancshares of New York, Inc.

14.         KBS, ME         Key Bancshares of Maine Inc.

15.         KBS, WY         Key Bancshares of Wyoming

16.         KBS, WA         Key Bancshares of Washington, Inc.

17.         KBS, AK         Key Bancshares of Alaska, Inc.

18.         KBS, ID         Key Bancshares of Idaho Inc.

19.         KBS, UT         Key Bancshares of Utah Inc.

20.         SBC, MI         Society Bancorp of Michigan, Inc.

21.         KTC             Key Trust Company

22.         SELCORP         Society Equipment Leasing Corporation

23.         SAMI            Society Asset Management, Inc.

24.         KMI             KeyCorp Mortgage Inc.

25.         GEM             Gem State Properties Corporation

26.         RSDC            Royal Skies Development Company

27.         KAMHI           KeyCorp Asset Management Holdings, Inc.




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